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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 16, 1996
                                                        -----------------
                                 JUST TOYS, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                             0-20612                             13-3677074
(State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification Number)
        Incorporation)

                               50 WEST 23RD STREET
                            NEW YORK, NEW YORK 10010
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code    212-645-6335
                                                         ------------------

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ITEM 5. OTHER EVENTS

        Pursuant to Paragraph F of the General Instructions to Form 8-K, the Company hereby incorporates by reference herein the press release issued by the Company on December 16, 1996, which is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C)    EXHIBITS

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
               Exhibit       Description

               99            Press release, dated December 16, 1996
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JUST TOYS, INC.

December 20, 1996                                 By: /s/ Barry Shapiro
                                                      ---------------------
                                                      Barry Shapiro
                                                      President

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                                INDEX TO EXHIBITS

Exhibit                                          Description
-------                                          -----------
  99                             Press release, dated December 16, 1996
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